Business Combination	6 Months Ended
Jun. 30, 2024
Business Combination [Abstract]
BUSINESS COMBINATION
3.	BUSINESS COMBINATION

On May 13, 2024, the Company closed an acquisition of InnoAI Technology (Shenzhen) Co., Ltd. (“InnoAI”). Approximately $0.1 (RMB1) was paid in consideration of 100% of the equity interest in InnoAI. This acquisition has been accounted for in accordance with IFRS 3 guidelines under acquisition accounting, whereby the Company recognized the assets and liabilities transferred at their carrying amounts with carry-over basis.

A Purchase Price Allocation exercise has been undertaken to establish the constituent parts of the acquired companies’ balance sheet at fair value on acquisition. As is customary in these circumstances, this will remain under review and subject to change during the twelve-month hindsight period. At the date of the acquisition, the total assets, total liabilities and goodwill represent $4,720, $(35,187) and $30,467, respectively.

The total revenue included in the Consolidated Statement of Profit or Loss for the six months ended June 30, 2024 since the acquisition date contributed by InnoAI was $99. Total net loss for the six months ended June 30, 2024 incurred by InnoAI since the acquisition date was $95,290.

Had InnoAI been consolidated from January 1, 2024, the Consolidated Statement of Profit or Loss for the six months ended June 30, 2024 would show revenue from InnoAI of $831 and net loss from InnoAI of $99,550.

During the six months ended June 30, 2024, the Company recorded a full goodwill impairment loss on InnoAI of $30,467.